UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

AVANTAX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 6, 2023

AVANTAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25131	91-1718107
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Olympus Blvd, Suite 100

Dallas, Texas 75019

(Address of principal executive offices, including zip code)

(972) 870-6400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVTA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on September 9, 2023, Avantax, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Aretec Group, Inc., a Delaware corporation (“Parent”), and C2023 Sub Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Acquisition Sub”). The Merger Agreement provides that, on the terms and subject to the conditions of the Merger Agreement, Acquisition Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and becoming a wholly-owned subsidiary of Parent.

On November 6, 2023, Christopher Walters, the Chief Executive Officer of the Company, announced that, subject to the closing of the Merger, he plans to step down from the role of Chief Executive Officer after the end of 2023, and Marc Mehlman, the Company’s Chief Financial Officer and Treasurer, and Tabitha Bailey, the Company’s Chief Legal Officer and Corporate Secretary, announced that, subject to the closing of the transactions contemplated by the Merger Agreement, they would not remain with the Company long-term following such closing. None of Mr. Walters, Mr. Mehlman or Ms. Bailey entered into any agreements or understandings with the Company in connection with such announcements.

Item 8.01.	Other Events.

 Litigation Related to the Merger.

As of the date of this Current Report on Form 8-K, three lawsuits relating to the Merger (together, the “Lawsuits”) have been filed: (1) Vincent Lavanga v. Avantax, Inc., et al., No. 1:23-cv-09159, which was filed in the United States District Court for the Southern District of New York on October 18, 2023; (2) Christopher Taylor v. Avantax, Inc., et al., 1:23-cv-01222-UNA, which was filed in the United States District Court for the District of Delaware on October 26, 2023; and (3) Brian Jones v. Avantax, Inc., et al., No. 1:23-cv-01218-UNA, which was filed in the United States District Court for the District of Delaware on October 26, 2023. Each of the Lawsuits was filed by a purported stockholder of the Company and as an individual action and alleges that the Company’s definitive proxy statement filed on October 16, 2023 (the “Proxy Statement”) omitted material information in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and certain rules promulgated thereunder, rendering the Proxy Statement false and misleading. The Lawsuits name as defendants the Company and its directors and seek, among other relief, an order enjoining the completion of the Merger. There can be no assurance regarding the ultimate outcome of the Lawsuits.

As of the date of this Current Report on Form 8-K, multiple purported stockholders of the Company have also delivered demand letters to the Company (collectively, the “Demand Letters”) alleging that the disclosures contained in the Proxy Statement are deficient and requesting that the Company supplement such disclosures prior to the special meeting of the stockholders of the Company in connection with the Merger, which is scheduled to be held on November 21, 2023, as disclosed in the Proxy Statement. The Demand Letters also threaten the Company with lawsuits in the event that the purported deficiencies in the Proxy Statement are not addressed.

The Company believes that the claims asserted in the Lawsuits and the Demand Letters are without merit. However, in order to moot the unmeritorious disclosure claims, alleviate the costs, risks and uncertainties inherent in litigation and provide additional information to its stockholders, the Company has determined to voluntarily supplement the Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations set forth in the Lawsuits and the Demand Letters that any additional disclosure in the Proxy Statement was or is required.

Supplemental Disclosures.

The following disclosures supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement.

(a)	In the section of the Proxy Statement entitled “The Merger—Background of the Merger,” the disclosure in the penultimate paragraph of page 48 is amended by adding the following sentence at the end of such paragraph:

 Prior to the entry into the merger agreement, there were no discussions or negotiations regarding any post-closing employment arrangement between Avantax or any of its executive officers, on the one hand, and Parent or any of the other potential counterparties, on the other hand.

(b)	The section of the Proxy Statement entitled “Opinion of Avantax’s Financial Advisor” is amended and supplemented as follows:

(i) The table at the top of page 65 is amended by replacing it with the following (so as to add the columns captioned “2024E Low” and “2024E High”):

	2024E Low	2024E High	2024E Median
TEV / Adjusted EBITDA (Post-SBC)	5.8x	9.5x	7.7x
Price / Non-GAAP EPS (Post-SBC)	7.7x	13.8x	10.5x

(ii) The table at the bottom of page 65 is amended by replacing it with the following (so as to add the column captioned “Closing Date”):

Announcement Date	Closing Date	Acquiror	Target
February 2, 2023	August 31, 2023	Clayton, Dubilier & Rice, LLC and Stone Point Capital, LLC	Focus Financial Partners Inc.
December 2, 2020	April 30, 2021	LPL Financial Holdings, Inc and Macquarie Group Limited	Waddell & Reed Financial, Inc.
January 7, 2020	July 1, 2020	Blucora, Inc. (n/k/a Avantax, Inc.)	HK Financial Services, Inc.
November 12, 2019	February 14, 2020	Advisor Group Holdings, Inc.	Ladenburg Thalmann Financial Services Inc.
March 19, 2019	May 6, 2019	Blucora, Inc. (n/k/a Avantax, Inc.)	1st Global Advisors, Inc.
November 5, 2015	February 1, 2016	Financial Engines Advisors, LLC	The Mutual Fund Store, LLC
October 14, 2015	December 31, 2015	Blucora, Inc. (n/k/a Avantax, Inc.)	HD Vest Financial Services, Inc.

(iii) The table following the first paragraph on page 66 is amended by replacing it with the following (so as to add the columns captioned “Low” and “High”):

	Low	High	Average	Median
TEV / LTM Adjusted EBITDA (Pre-SBC)	7.7x	18.0x	12.1x	12.0x

Additional Information Regarding the Merger and Where to Find It

This Current Report on Form 8-K relates to the proposed transaction (the “proposed transaction”) involving the Company, Parent and Acquisition Sub, whereby the Company would become a wholly-owned subsidiary of Parent. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval. The proposed transaction will be submitted to the stockholders of the Company for their consideration at a special meeting of the stockholders. In connection therewith, the Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) the Proxy Statement, which was mailed beginning on October 16, 2023 to the stockholders of the Company as of the record date established for voting on the proposed transaction. The Company may also file other relevant documents with the SEC regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the Proxy Statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders of the Company may obtain free copies of the documents filed with the SEC by directing a request through the Investor Relations portion of the Company’s website at https://investors.avantax.com or by mail to Avantax, Inc., 3200 Olympus Boulevard, Suite 100, Dallas, Texas 75019, Attention: Dee Littrell, Investor Relations.

Participants in the Solicitation

The Company and its directors, its executive officers and certain other members of Company management and Company employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A for the 2023 annual meeting of the stockholders of the Company, filed with the SEC on April 3, 2023, the Proxy Statement and in subsequent documents filed with the SEC, each of which is (or, when filed will be) available free of charge from the sources indicated above. Other information regarding the participants in the solicitation of proxies from the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement and other relevant materials filed or to be filed with the SEC regarding the proposed transaction when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, without limitation: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the plans, business relationships, operating results and operations; (v) potential difficulties retaining employees, financial professionals and clients as a result of the announcement and pendency of the proposed transaction; (vi) the response of employees, financial professionals and suppliers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) legal proceedings, including the Lawsuits and those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction; and (ix) risks regarding the failure to obtain the necessary financing to complete the proposed transaction. In addition, a description of certain other factors that could affect the Company’s business, financial condition or results of operations is included in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the SEC. Forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANTAX, INC.
(Registrant)

Date: November 13, 2023	By:	/s/ Marc Mehlman
Name: Marc Mehlman Title: Chief Financial Officer and Treasurer